UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2015

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1621 Fiske Place

Oxnard, California, 93033

(Address of Principal Executive Offices) (Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 23, 2015, Clean Diesel Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”) providing for the issuance and sale by the Company of 883,862 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and Series B pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 1,686,138 shares of its Common Stock (collectively, the “Registered Offering”). The offering price for the Shares is $1.22 per share of Common Stock and the offering price for the Pre-Funded Warrant is $1.21 for each to purchase one share of Common Stock.  The Pre-Funded Warrants are immediately exercisable at an exercise price of $0.01 per share and expire two years from the date of issuance. The Shares, the Pre-Funded Warrants and the shares of Common Stock underlying the Pre-Funded Warrants are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-204309), which was declared effective by the Securities and Exchange Commission (the “SEC”) on November 17, 2015 (the “Registration Statement”).

In a concurrent private placement (the “Private Placement” and, together with the Registered Offering, the “Offerings”), the Company will issue 0.3 of a Series A warrant (the “Series A Warrants”) to purchase one share of Common Stock for each share of Common Stock purchased or pre-funded through the Pre-Funded Warrants in the Registered Offering. Each whole Series A Warrant can be exercised for a share of Common Stock. The Series A Warrants cover, in the aggregate, 771,000 shares of Common Stock and become exercisable seven months following the date of issuance at an exercise price of $1.70 per share and expire five years from the date they become exercisable.  In addition, in exchange for the surrender and cancellation for outstanding warrants to purchase 856,393 shares of Common Stock, with a weighted average exercise price of $3.19 per share, held by the Purchasers, the Company will issue Series C-1, Series C-2 and Series C-3 warrants to purchase an aggregate of 856,393 shares of Common Stock which will become exercisable seven months following the date of issuance at an exercise price of $1.70 per share (collectively, the “Exchange Warrants” and, together with the Series A Warrants, the “Placement Warrants” and, together with the Pre-Funded Warrants, the “Warrants”).  Each Exchange Warrant will expire seven months from the expiration date set forth in the corresponding cancelled warrant.  The Shares and Warrants and the shares issuable upon the exercise of the Warrants are referred to as the “Securities.”

The net proceeds of the Offerings is $2.6 million, after placement agent fees and estimated Offering expenses payable by the Company, and excluding any proceeds the Company may receive upon exercise of the Warrants.  The Placement Warrants are being offered in a private placement to accredited investors with a substantive pre-existing relationship with the Company in reliance upon exemptions from registration under Section 4(a)(2) under the Securities Act of 1933 (the “Securities Act”), and Rule 506(b) promulgated thereunder.  The Placement Warrants, and the shares of Common Stock issuable upon exercise of these warrants, may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.

Pursuant to the terms of the placement agent agreement (the “Placement Agent Agreement”) between the Company and Oppenheimer & Co., Inc. (“Oppenheimer”), as representative of the several placement agents named therein (the “Placement Agents”), dated November 23, 2015, Oppenheimer has no obligation to buy any of the Securities or to arrange for the purchase or sale of any specific number or dollar amount of Securities. The Company has agreed to pay the Placement Agents a fee equal to 6% on aggregate gross proceeds in the Offerings, excluding the proceeds, if any, from the exercise of the Placement Warrants.  In addition, the Company has agreed to reimburse the Placement Agents for certain of their expenses, in an amount of up to $100,000.

The Purchase Agreement and Placement Agent Agreement contain customary representations, warranties and covenants by the Company and the investors and the Placement Agents, respectively.  The Offerings are expected to close on November 27, 2015 (the “Closing”), subject to the satisfaction of customary closing conditions.

Subject to limited exceptions, a holder of any of the Warrants will not have the right to exercise any portion of such securities if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after the exercise. The exercise price of the Warrants and the number of shares of Common Stock issuable upon exercise of the Warrants will be subject to adjustment in the event of stock splits, stock dividends, combinations, rights offerings and similar events affecting the common stock. In addition, in the event the Company consummates a merger or consolidation with or into another person or other reorganization event in which the common stock is converted or exchanged for securities, cash or other property, or the Company sells, assigns, transfers, conveys or otherwise disposes of all or substantially all of its assets or the Company or another person acquire 50% or more of the outstanding Common Stock, then following such event, the holders of the Warrants will be entitled to receive upon exercise of such Warrants the same kind and amount of securities, cash or property which the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction. Any successor to the Company or surviving entity shall assume the obligations under the Warrants.

The Company does not intend to apply for listing of any of the Warrants on any national securities exchange or other nationally recognized trading system.

The foregoing descriptions of the Placement Agent Agreement, Purchase Agreement, the Series A Warrants, the Pre-Funded Warrants, and the Exchange Warrants are not complete and are qualified in their entireties by reference to the full text of the Placement Agent Agreement, the Purchase Agreement, the form of Series A Warrant, the form of Pre-Funded Warrant, and the three forms of Exchange Warrants, copies of which are filed herewith as Exhibits 10.1, 10.2, 4.1, 4.2, 4.3(a), 4.3(b) and 4.3(c) respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The legal opinion, including the related consent, of DLA Piper LLP (US) relating to the validity of the Shares, the shares underlying the Pre-Funded Warrants and the Pre-Funded Warrants being sold in the Offerings is filed as Exhibit 5.1 to this Current Report.

This Current Report contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offerings and the amount of net proceeds expected from the Offerings. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s SEC filings.

Item 3.02. Unregistered Sale of Equity Securities.

The information included in Item 1.01 above is incorporated here by reference.

Item 7.01. Regulation FD Disclosure.

On November 23, 2015, the Company issued a press release announcing the Offerings. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

4.1	Form of Series A Warrant.

4.2	Form of Series B Pre-Funded Warrant.

4.3(a)	Form of Series C-1 Warrant.

4.3(b)	Form of Series C-2 Warrant.

4.3(c)	Form of Series C-3 Warrant.

5.1	Opinion of DLA Piper LLP (US).

10.1	Placement Agent Agreement, dated November 23, 2015, by and between Clean Diesel Technologies, Inc. and Oppenheimer & Co., Inc., as Representative of the Several Placement Agents Named Therein.

10.2	Securities Purchase Agreement, dated November 23, 2015, by and among Clean Diesel Technologies, Inc. and the Purchasers set forth therein.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1	Press Release dated November 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

November 23, 2015	By:	/s/ David E. Shea
		Name:	David E. Shea
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

4.1	Form of Series A Warrant.

4.2	Form of Series B Pre-Funded Warrant.

4.3(a)	Form of Series C-1 Warrant.

4.3(b)	Form of Series C-2 Warrant.

4.3(c)	Form of Series C-3 Warrant.

5.1	Opinion of DLA Piper LLP (US).

10.1	Placement Agent Agreement, dated November 23, 2015, by and between Clean Diesel Technologies, Inc. and Oppenheimer & Co., Inc., as Representative of the Several Placement Agents Named Therein.

10.2	Securities Purchase Agreement, dated November 23, 2015, by and among Clean Diesel Technologies, Inc. and the Purchasers set forth therein.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1	Press Release dated November 23, 2015.